Exhibit 99.1
Recast Segment Selected Financial Data for the
2019 and 2018 Quarterly Periods

Selected segment financial information for the 2019 and 2018 quarterly periods is presented below. Prior year information has been recast to conform to the current year presentation.

Expedia Group, Inc. (the “Company”) now considers its business to consist of the following reportable segments:

•
Retail : Our Retail segment, which consists of the aggregation of operating segments, provides a full range of travel and advertising services to our worldwide customers through a variety of consumer brands including: Expedia.com and Hotels.com in the United States and localized Expedia and Hotels.com websites throughout the world, Vrbo, Orbitz, Travelocity, Wotif Group, ebookers, CheapTickets, Hotwire.com, CarRentals.com, CruiseShipCenters, Classic Vacations and SilverRail Technologies, Inc.

•
B2B : Our B2B segment is comprised of our Expedia Business Services organization including Expedia Partner Solutions, which operates private label and co-branded programs to make travel services available to leisure travelers through third-party company branded websites, and Egencia, a full-service travel management company that provides travel services to businesses and their corporate customers.

•	trivago : Our trivago segment generates advertising revenue primarily from sending referrals to online travel companies and travel service providers from its localized hotel metasearch websites.
We determined our operating segments based on how our chief operating decision makers manage our business, make operating decisions and evaluate operating performance. Our primary operating metric is adjusted EBITDA. Adjusted EBITDA for our Retail and B2B segments includes allocations of certain expenses, primarily related to our global travel supply organization and the majority of costs from our product and technology platform, as well as facility costs and the realized foreign currency gains or losses related to the forward contracts hedging a component of our net merchant lodging revenue. We base these allocations primarily on transaction volumes and other usage metrics. We do not allocate certain shared expenses such as accounting, human resources, information technology and legal expenses to our reportable segments. We include these shared expenses in Corporate and Eliminations. Our allocation methodology is periodically evaluated and may change.
Our segment disclosure includes intersegment revenues, which primarily consist of advertising and media services provided by our trivago segment to our Retail segment. These intersegment transactions are recorded by each segment at amounts that approximate fair value as if the transactions were with third parties, and therefore impact segment performance. However, the revenue and corresponding expense are eliminated in consolidation, which is included within Corporate and Eliminations in the tables below.

EXPEDIA GROUP, INC.
HISTORICAL SEGMENT FINANCIALS
2018 to 2019
(in millions)
	2018				2019				Full Year
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	2018	2019
Gross bookings by business model
Agency	$16,046	$14,821	$13,663	$12,602	$17,352	$16,112	$14,585	$11,956	$57,132	$60,005
Merchant	11,150	11,077	11,013	9,355	12,057	12,180	12,342	11,289	42,595	47,868
Total	$27,196	$25,898	$24,676	$21,957	$29,409	$28,292	$26,927	$23,245	$99,727	$107,873

Revenue by segment
Retail	$1,845	$2,171	$2,481	$1,892	$1,901	$2,333	$2,613	$1,961	$8,389	$8,808
B2B	466	535	595	547	556	657	731	635	2,143	2,579
Corporate (Bodybuilding.com)	—	—	—	—	—	—	24	34	—	58
Expedia Group (excluding trivago)	$2,311	$2,706	$3,076	$2,439	$2,457	$2,990	$3,368	$2,630	$10,532	$11,445
trivago	319	280	295	190	237	251	279	171	1,084	938
Intercompany eliminations	(122)	(106)	(95)	(70)	(85)	(88)	(89)	(54)	(393)	(316)
Total	$2,508	$2,880	$3,276	$2,559	$2,609	$3,153	$3,558	$2,747	$11,223	$12,067

Revenue by business model
Agency	$793	$955	$1,128	$825	$842	$1,047	$1,177	$816	$3,701	$3,882
Merchant	1,350	1,576	1,770	1,429	1,435	1,758	1,980	1,590	6,125	6,763
Advertising, Media & Other	365	349	378	305	332	348	401	341	1,397	1,422
Total	$2,508	$2,880	$3,276	$2,559	$2,609	$3,153	$3,558	$2,747	$11,223	$12,067

Adjusted EBITDA by segment(1)
Retail	$217	$512	$874	$485	$195	$548	$876	$502	$2,088	$2,121
B2B	47	89	123	82	72	130	149	96	341	447
Corporate (Unallocated overhead costs)	(112)	(118)	(116)	(129)	(115)	(130)	(125)	(149)	(475)	(519)
Expedia Group (excluding trivago)	$152	$483	$881	$438	$152	$548	$900	$449	$1,954	$2,049
trivago	(28)	(20)	31	33	24	20	12	29	16	85
Total	$124	$463	$912	$471	$176	$568	$912	$478	$1,970	$2,134

1.
“Adjusted EBITDA” (Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization) is a non-GAAP measure as defined by the Securities and Exchange Commission (the “SEC”). Please see the section below titled “Adjusted EBITDA (a Non-GAAP Financial Measure)” for an explanation and definition of this non-GAAP measure, as well as a reconciliation to the most directly comparable financial measure calculated in accordance with GAAP.

Adjusted EBITDA (a Non-GAAP Financial Measure)
This presentation includes a financial measure titled Adjusted EBITDA, which is a supplemental measure to GAAP and is defined by the SEC as a non-GAAP financial measure. Adjusted EBITDA is the primary operating metric by which management evaluates the performance of the business and on which internal budgets are based. Management believes that investors should have access to the same set of tools that management uses to analyze our results. Adjusted EBITDA should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to results prepared in accordance with GAAP. Adjusted EBITDA has certain limitations in that it does not take into account the impact of certain expenses to our consolidated statements of operations. We endeavor to compensate for this limitation by also providing the most directly comparable GAAP measure and descriptions of the reconciling items and adjustments to derive the non-GAAP measure. Adjusted EBITDA excludes certain items related to transactional tax matters, which may ultimately be settled in cash, and we urge investors to review the detailed disclosure regarding these matters in the Management Discussion and Analysis, Legal Proceedings sections, as well as the notes to the financial statements, included in the Company’s annual and quarterly reports filed with the Securities and Exchange Commission. The Adjusted EBITDA measure used by the Company may be calculated differently from, and therefore may not be comparable to, a similarly titled measure used by other companies.
Adjusted EBITDA is defined as net income (loss) attributable to Expedia Group adjusted for:
(1) net income (loss) attributable to non-controlling interests;
(2) provision for income taxes;
(3) total other expenses, net;
(4) stock-based compensation expense, including compensation expense related to certain subsidiary equity plans;
(5) acquisition-related impacts, including
(i) amortization of intangible assets and goodwill and intangible asset impairment,
(ii) gains (losses) recognized on changes in the value of contingent consideration arrangements; and
(iii) upfront consideration paid to settle employee compensation plans of the acquiree;
(6) certain other items, including restructuring;
(7) items included in legal reserves, occupancy tax and other, which includes reserves for potential settlement of issues related to transactional taxes (e.g. hotel and excise taxes), related to court decisions and final settlements, and charges incurred, if any, for monies that may be required to be paid in advance of litigation in certain transactional tax proceedings;
(8) that portion of gains (losses) on revenue hedging activities that are included in other, net that relate to revenue recognized in the period; and
(9) depreciation.

The above items are excluded from our Adjusted EBITDA measure because these items are non-cash in nature, or because the amount and timing of these items is unpredictable, not driven by core operating results and renders comparisons with prior periods and competitors less meaningful. We believe Adjusted EBITDA is a useful measure for analysts and investors to evaluate our future on-going performance as this measure allows a more meaningful comparison of our performance and projected cash earnings with our historical results from prior periods and to the results of our competitors. Moreover, our management uses this measure internally to evaluate the performance of our business as a whole and our individual business segments. In addition, we believe that by excluding certain items, such as stock-based compensation and acquisition-related impacts, Adjusted EBITDA corresponds more closely to the cash operating income generated from our business and allows investors to gain an understanding of the factors and trends affecting the ongoing cash earnings capabilities of our business, from which capital investments are made and debt is serviced.

EXPEDIA GROUP, INC.
SEGMENT RECONCILIATIONS TO NET INCOME

	Three months ended March 31, 2018
	Retail	B2B	trivago	Corporate & Eliminations	Total
	(In millions)
Third-party revenue	$1,845	$466	$197	$—	$2,508
Intersegment revenue	—	—	122	(122)	—
Revenue	$1,845	$466	$319	$(122)	$2,508
Adjusted EBITDA	$217	$47	$(28)	$(112)	$124
Depreciation	(124)	(24)	(3)	(16)	(167)
Amortization of intangible assets	—	—	—	(72)	(72)
Stock-based compensation	—	—	—	(50)	(50)
Legal reserves, occupancy tax and other	—	—	—	(3)	(3)
Realized (gain) loss on revenue hedges	2	1	—	—	3
Operating income (loss)	$95	$24	$(31)	$(253)	(165)
Other expense, net					(4)
Loss before income taxes					(169)
Provision for income taxes					20
Net loss					(149)
Net loss attributable to non-controlling interests					12
Net loss attributable to Expedia Group, Inc.					$(137)

	Three months ended June 30, 2018
	Retail	B2B	trivago	Corporate & Eliminations	Total
	(In millions)
Third-party revenue	$2,171	$535	$174	$—	$2,880
Intersegment revenue	—	—	106	(106)	—
Revenue	$2,171	$535	$280	$(106)	$2,880
Adjusted EBITDA	$512	$89	$(20)	$(118)	$463
Depreciation	(123)	(25)	(4)	(17)	(169)
Amortization of intangible assets	—	—	—	(72)	(72)
Impairment of goodwill	—	—	—	(61)	(61)
Stock-based compensation	—	—	—	(50)	(50)
Legal reserves, occupancy tax and other	—	—	—	(1)	(1)
Realized (gain) loss on revenue hedges	6	(5)	—	—	1
Operating income (loss)	$395	$59	$(24)	$(319)	111
Other expense, net					(125)
Loss before income taxes					(14)
Provision for income taxes					5
Net loss					(9)
Net loss attributable to non-controlling interests					10
Net income attributable to Expedia Group, Inc.					$1

	Three months ended September 30, 2018
	Retail	B2B	trivago	Corporate & Eliminations	Total
	(In millions)
Third-party revenue	$2,481	$595	$200	$—	$3,276
Intersegment revenue	—	—	95	(95)	—
Revenue	$2,481	$595	$295	$(95)	$3,276
Adjusted EBITDA	$874	$123	$31	$(116)	$912
Depreciation	(125)	(25)	(4)	(17)	(171)
Amortization of intangible assets	—	—	—	(71)	(71)
Stock-based compensation	—	—	—	(54)	(54)
Legal reserves, occupancy tax and other	—	—	—	78	78
Realized (gain) loss on revenue hedges	(11)	(11)	—	—	(22)
Operating income (loss)	$738	$87	$27	$(180)	672
Other expense, net					(60)
Income before income taxes					612
Provision for income taxes					(81)
Net income					531
Net income attributable to non-controlling interests					(6)
Net income attributable to Expedia Group, Inc.					$525

	Three months ended December 31, 2018
	Retail	B2B	trivago	Corporate & Eliminations	Total
	(In millions)
Third-party revenue	$1,892	$547	$120	$—	$2,559
Intersegment revenue	—	—	70	(70)	—
Revenue	$1,892	$547	$190	$(70)	$2,559
Adjusted EBITDA	$485	$82	$33	$(129)	$471
Depreciation	(121)	(27)	(4)	(17)	(169)
Amortization of intangible assets	—	—	—	(68)	(68)
Impairment of goodwill	—	—	—	(25)	(25)
Impairment of intangible assets	—	—	—	(42)	(42)
Stock-based compensation	—	—	—	(49)	(49)
Legal reserves, occupancy tax and other	—	—	—	(15)	(15)
Realized (gain) loss on revenue hedges	(2)	(5)	—	—	(7)
Operating income (loss)	$362	$50	$29	$(345)	96
Other expense, net					(40)
Income before income taxes					56
Provision for income taxes					(31)
Net income					25
Net income attributable to non-controlling interests					(8)
Net income attributable to Expedia Group, Inc.					$17

	Year ended December 31, 2018
	Retail	B2B	trivago	Corporate & Eliminations	Total
	(In millions)
Third-party revenue	$8,389	$2,143	$691	$—	$11,223
Intersegment revenue	—	—	393	(393)	—
Revenue	$8,389	$2,143	$1,084	$(393)	$11,223
Adjusted EBITDA	$2,088	$341	$16	$(475)	$1,970
Depreciation	(493)	(101)	(15)	(67)	(676)
Amortization of intangible assets	—	—	—	(283)	(283)
Impairment of goodwill	—	—	—	(86)	(86)
Impairment of intangible assets	—	—	—	(42)	(42)
Stock-based compensation	—	—	—	(203)	(203)
Legal reserves, occupancy tax and other	—	—	—	59	59
Realized (gain) loss on revenue hedges	(5)	(20)	—	—	(25)
Operating income (loss)	$1,590	$220	$1	$(1,097)	714
Other expense, net					(229)
Income before income taxes					485
Provision for income taxes					(87)
Net income					398
Net loss attributable to non-controlling interests					8
Net income attributable to Expedia Group, Inc.					$406

	Three months ended March 31, 2019
	Retail	B2B	trivago	Corporate & Eliminations	Total
	(In millions)
Third-party revenue	$1,901	$556	$152	$—	$2,609
Intersegment revenue	—	—	85	(85)	—
Revenue	$1,901	$556	$237	$(85)	$2,609
Adjusted EBITDA	$195	$72	$24	$(115)	$176
Depreciation	(128)	(27)	(3)	(18)	(176)
Amortization of intangible assets	—	—	—	(52)	(52)
Stock-based compensation	—	—	—	(56)	(56)
Legal reserves, occupancy tax and other	—	—	—	(10)	(10)
Restructuring and related reorganization charges	—	—	—	(10)	(10)
Realized (gain) loss on revenue hedges	(2)	(1)	—	—	(3)
Operating income (loss)	$65	$44	$21	$(261)	(131)
Other expense, net					(10)
Loss before income taxes					(141)
Provision for income taxes					41
Net loss					(100)
Net income attributable to non-controlling interests					(3)
Net loss attributable to Expedia Group, Inc.					$(103)

	Three months ended June 30, 2019
	Retail	B2B	trivago	Corporate & Eliminations	Total
	(In millions)
Third-party revenue	$2,333	$657	$163	$—	$3,153
Intersegment revenue	—	—	88	(88)	—
Revenue	$2,333	$657	$251	$(88)	$3,153
Adjusted EBITDA	$548	$130	$20	$(130)	$568
Depreciation	(127)	(27)	(3)	(19)	(176)
Amortization of intangible assets	—	—	—	(52)	(52)
Stock-based compensation	—	—	—	(59)	(59)
Legal reserves, occupancy tax and other	—	—	—	(4)	(4)
Restructuring and related reorganization charges	—	—	—	(4)	(4)
Realized (gain) loss on revenue hedges	(4)	(4)	—	—	(8)
Operating income (loss)	$417	$99	$17	$(268)	265
Other expense, net					(30)
Income before income taxes					235
Provision for income taxes					(48)
Net income					187
Net income attributable to non-controlling interests					(4)
Net income attributable to Expedia Group, Inc.					$183

	Three months ended September 30, 2019
	Retail	B2B	trivago	Corporate & Eliminations	Total
	(In millions)
Third-party revenue	$2,613	$731	$190	$24	$3,558
Intersegment revenue	—	—	89	(89)	—
Revenue	$2,613	$731	$279	$(65)	$3,558
Adjusted EBITDA	$876	$149	$12	$(125)	$912
Depreciation	(128)	(27)	(3)	(20)	(178)
Amortization of intangible assets	—	—	—	(50)	(50)
Stock-based compensation	—	—	—	(60)	(60)
Legal reserves, occupancy tax and other	—	—	—	(11)	(11)
Restructuring and related reorganization charges	—	—	—	(2)	(2)
Realized (gain) loss on revenue hedges	4	(6)	—	—	(2)
Operating income (loss)	$752	$116	$9	$(268)	609
Other expense, net					(48)
Income before income taxes					561
Provision for income taxes					(154)
Net income					407
Net loss attributable to non-controlling interests					2
Net income attributable to Expedia Group, Inc.					$409

	Three months ended December 31, 2019
	Retail	B2B	trivago	Corporate & Eliminations	Total
	(In millions)
Third-party revenue	$1,961	$635	$117	$34	$2,747
Intersegment revenue	—	—	54	(54)	—
Revenue	$1,961	$635	$171	$(20)	$2,747
Adjusted EBITDA	$502	$96	$29	$(149)	$478
Depreciation	(129)	(29)	(2)	(22)	(182)
Amortization of intangible assets	—	—	—	(44)	(44)
Stock-based compensation	—	—	—	(66)	(66)
Legal reserves, occupancy tax and other	—	—	—	(9)	(9)
Restructuring and related reorganization charges	—	—	—	(8)	(8)
Realized (gain) loss on revenue hedges	(6)	(3)	—	—	(9)
Operating income (loss)	$367	$64	$27	$(298)	160
Other expense, net					(40)
Income before income taxes					120
Provision for income taxes					(42)
Net income					78
Net income attributable to non-controlling interests					(2)
Net income attributable to Expedia Group, Inc.					$76

	Year ended December 31, 2019
	Retail	B2B	trivago	Corporate & Eliminations	Total
	(In millions)
Third-party revenue	$8,808	$2,579	$622	$58	$12,067
Intersegment revenue	—	—	316	(316)	—
Revenue	$8,808	$2,579	$938	$(258)	$12,067
Adjusted EBITDA	$2,121	$447	$85	$(519)	$2,134
Depreciation	(512)	(110)	(11)	(79)	(712)
Amortization of intangible assets	—	—	—	(198)	(198)
Stock-based compensation	—	—	—	(241)	(241)
Legal reserves, occupancy tax and other	—	—	—	(34)	(34)
Restructuring and related reorganization charges	—	—	—	(24)	(24)
Realized (gain) loss on revenue hedges	(8)	(14)	—	—	(22)
Operating income (loss)	$1,601	$323	$74	$(1,095)	903
Other expense, net					(128)
Income before income taxes					775
Provision for income taxes					(203)
Net income					572
Net income attributable to non-controlling interests					(7)
Net income attributable to Expedia Group, Inc.					$565